UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	May 13, 2005
(Date of earliest event reported)	April 1, 2005

Main Street Trust, Inc.

(Exact name of Registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-30031	37-1338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Main Street under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR 240.13e-4(c))

Main Street Trust, Inc., an Illinois corporation (“Main Street”), hereby amends Item 9.01 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 1, 2005, as set forth in the pages attached hereto.  In the initial Form 8-K, Main Street disclosed the merger transaction whereby Citizens First Financial Corp. (“Citizens”) merged with and into a wholly-owned subsidiary of Main Street.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of Citizens for the year ended December 31, 2004 contained in its Form 10-K filed with the Securities and Exchange Commission on March 31, 2005 are incorporated by reference thereto.

(b)           Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet as of December 31, 2004 and the unaudited statements of income and comprehensive income for the year ended December 31, 2004 are incorporated herein by reference to Exhibit 99.1.

(c)           Exhibits.

23.1         Consent of BKD, LLP

99.1         Unaudited pro forma information for Main Street giving effect to the merger transaction previously reported on the initial Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Main Street has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: May 13, 2005	By:	/s/ Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer